UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2010
CELGENE CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-16132	22-2711928

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

86 Morris Avenue, Summit, New Jersey	07901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 673-9000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     In connection with the acquisition of Abraxis BioScience, Inc. (“Abraxis”) by Celgene Corporation (“Celgene”) pursuant to the Merger (as defined below), on October 15, 2010, Celgene entered into the Contingent Value Rights Agreement (the “CVR Agreement”) with American Stock Transfer & Trust Company, as trustee. The Contingent Value Rights (“CVRs”) are described more fully under the caption “Description of the CVRs” in Celgene’s Registration Statement on Form S-4 (Registration No. 333-168369), filed on July 29, 2010 pursuant to the Securities Act of 1933, as amended and supplemented (the “Form S-4”), which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.
     References to, and descriptions of, the CVR Agreement as set forth herein are not intended to be complete and are qualified in their entirety by reference to the CVR Agreement, a copy of which is filed as Exhibit 4.1 to Celgene’s Report on Form 8-A filed on October 15, 2010, and which is incorporated in this Item 1.01 by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On October 15, 2010, Celgene completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 30, 2010, by and among Abraxis, Celgene and Artistry Acquisition Corp., a direct wholly-owned subsidiary of Celgene (“Merger Sub”), with Abraxis as the surviving corporation. Following completion of the Merger, Abraxis became a direct wholly-owned subsidiary of Celgene.
     At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Abraxis (the “Abraxis Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares of Abraxis and any shares of Abraxis Common Stock owned by Celgene, Merger Sub or any wholly owned subsidiary of Celgene or Abraxis), was converted into the right to receive (i) an amount in cash, without interest, equal to $58.00, (ii) 0.2617 of a share of common stock, par value $.01 per share, of Celgene (the “Celgene Common Stock”), and (iii) one CVR issued by Celgene subject to and in accordance with the CVR Agreement.
     At the Effective Time, all outstanding stock options (“Options”), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”) of Abraxis were canceled. Holders of Options and SARs with an exercise or base price below $73.14 were entitled to receive at the Effective Time, for each share of Abraxis Common Stock subject to such Option or SAR, (i) a cash payment equal to the difference between $73.14 and the exercise price or base price of the Option or SAR, as applicable, and (ii) one CVR. Holders of Options and SARs with an exercise or base price above $73.14 were given the right to elect, during a period of at least five business days ending the business day preceding the closing of the Merger, to pay to Abraxis a cash payment equal to the difference between the exercise price or base price of the Option or SAR, as applicable, and $73.14, and in exchange receive one CVR. At the Effective Time, holders of RSUs were entitled to receive (i) $73.14 in cash and (ii) one CVR for each RSU.
     A total of approximately $2.48 billion in cash will be paid, and 10,660,196 shares of Celgene Common Stock and 43,273,855 CVRs will be issued, as consideration for the Merger.

The Merger and the associated transactions are described more fully in the Form S-4, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of a Registrant
     On October 15, 2010, Celgene issued 43,273,855 CVRs. The information set forth in Item 1.01 above is incorporated in this Item 2.03 by reference.
Item 8.01 Other Events
     On October 15, 2010, Celgene issued a press release announcing the completion of the Merger. A copy of the press release is filed herewith as Exhibit 99.2 to this Form 8-K and is incorporated in this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The financial statements of Abraxis required to be filed pursuant to this Item 9.01(a) were previously reported in the Form S-4 under the caption “Selected Historical Consolidated and Combined Financial Data of Abraxis.” Pursuant to General Instruction B.3 of Form 8-K, these financial statements are not additionally reported herein.
(b) Pro Forma Financial Information.
     The pro forma financial statements of Celgene required to be filed pursuant to this Item 9.01(b) were previously reported in the Form S-4 under the caption “Selected Unaudited Pro Forma Condensed Consolidated Financial Data.” Pursuant to General Instruction B.3 of Form 8-K, these pro forma financial statements are not additionally reported herein.
(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Registration Statement on Form S-4 of Celgene Corporation (Registration No. 333-168369), filed on July 29, 2010, as amended on September 10, 2010 and September 14, 2010 (incorporated herein by reference)

99.2	Press Release Issued by Celgene Corporation on October 15, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 18, 2010.

CELGENE CORPORATION
By:	/s/ Robert J. Hugin
	Name:	Robert J. Hugin
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registration Statement on Form S-4 of Celgene Corporation (Registration No. 333-168369), filed on July 29, 2010, as amended on September 10, 2010 and September 14, 2010 (incorporated herein by reference)

99.2	Press Release Issued by Celgene Corporation on October 15, 2010